SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: September 5, 2003
---------------------------------
(Date of earliest event reported)


                        Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                   333-104046                13-3939229
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)



           1585 Broadway, New York, N.Y.                         10036
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     (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (212) 296-7000

                                 Not applicable
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        (Former name or former address, if changed since last report.)

Item 5.  Other Events.

            Attached as an exhibit to this Current Report is the consent of PricewaterhouseCoopers LLP (the "PricewaterhouseCoopers LLP Consent") to use of their report, dated February 3, 2003, relating to their audits of the consolidated financial statements of ACE Guaranty Corp., in the Prospectus (as defined below) relating to the proposed offering of the Registrant's Mortgage Pass-Through Certificates, Series 2003-NC9, Class A-1, Class A-2, Class A-3, Class M and Class B (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offer and sale contemplated by the Prospectus of the Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-104046) (the "Registration Statement"). The Registrant hereby incorporates the PricewaterhouseCoopers LLP Consent by reference in the Prospectus and the Registration Statement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

 (a) Not applicable.

 (b) Not applicable.

 (c) Exhibits

  Item 601(a) of Regulation
         S-K Exhibit No.            Description
  -------------------------         -----------

            23.1                    Consent of PricewaterhouseCoopers LLP, dated
                                    September 4, 2003

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   MORGAN STANLEY ABS CAPITAL I INC.


                                   By:    /s/ Steven Shapiro
                                      ------------------------------
                                      Name:   Steven Shapiro
                                      Title:  Executive Director

Date:  September 5, 2003

                                  Exhibit Index
                                  -------------

  Item 601(a) of Regulation
         S-K Exhibit No.            Description
  -------------------------         -----------

            23.1                    Consent of PricewaterhouseCoopers LLP, dated
                                    September 4, 2003